UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 8, 2002


                              DCH TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26957
                                    ---------
                            (Commission File Number)

            Delaware                                      84-1349374
  ---------------------------------         ------------------------------------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
  of incorporation or organization)

                  24832 Avenue Rockefeller, Valencia, CA 91355
                  --------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (661) 775-8120
                                                           --------------

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ITEMS 1 THROUGH 4, 6 AND 8 ARE NOT APPLICABLE.

ITEM 5.  OTHER  EVENTS

     On February 8, 2002 the Company announced that David P. Haberman has retired from its Board of Directors as described in more detail in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

ITEM 7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial  Statements  of  Business  Acquired:  Not  Applicable
     (b)  Pro  Forma  Financial  Information:  Not  Applicable
     (c) EXHIBITS: The following Exhibit is attached hereto and incorporated herein by reference:

Exhibit Number     Description of Exhibit
--------------     ----------------------
     99.1          Press Release dated February 8, 2002.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DCH  TECHNOLOGY,  INC.

Date: February 8, 2002            By: /s/ John Donohue
                                     ------------------
                                     John Donohue,
                                     President and CEO


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